SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
     Item 7.01 Regulation FD Disclosure.
     We are reporting the following based on matters discussed in the March 8, 2006 conference call that we held in conjunction with our release of fourth quarter financial results:

                      1) William L. Westerman, our Chief Executive Officer, has
                         reported that he has no current plans or intentions to retire.

                      2) When the buyers of Mr. Westerman's shares of our stock
                         (the "Buyers") held discussions with the Special Committee of our Board of Directors concerning their possible acquisition of our company, the Buyers did not offer $17 per share.

    As reported in our Form 8-K filed on March 8, 2006, our Special Committee's discussions with the Buyers terminated on March 2, 2006 because no agreement was reached on the acquisition price.

    The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.






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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2006                          RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO